COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

Contingencies

The Corporation’s operations are subject to a variety of local and state regulations. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits and/or licenses that could result in the Corporation ceasing operations. While management of the Corporation believes that the Corporation is in compliance, in all material respects, with applicable local and state regulations as of December 31, 2020, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Corporation may be subject to regulatory fines, penalties, or restrictions in the future.

Claims and Litigation

From time to time, the Corporation may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2020, there were no material pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Corporation’s operations. There are also no proceedings in which any of the Corporation’s directors, officers or affiliates are an adverse party or have a material interest adverse to the Corporation’s interest.

Acquisitions – Definitive Agreements and Term Sheets

Massachusetts

On February 26, 2020, the Corporation entered a binding term sheet with Eskar Holdings, LLC, to acquire 100% of the membership interests in Eskar Holdings LLC. Subsequent to the signing of the term sheet, the Corporation entered both a definitive membership interest purchase agreement and purchase and sale agreement. Pursuant to the agreements, the Corporation will be acquiring rights to legally open and operate an adult-use cannabis licensed retail store along with the purchase of the property located in the Town of Watertown, Massachusetts. The Corporation has agreed to pay a purchase price consisting of $1 million cash and 4% non-voting interest in the net profits of Eskar Holdings, LLC. In addition, for the purchase of the property the Corporation has agreed to pay a purchase price of $5 million cash. The closing of the acquisition is subject to, among other things, issuance of the Host Community Agreement and regulatory approval.

Ohio

On December 18, 2020, the Corporation entered a definitive merger agreement with Copperstate Farms, LLC to acquire 100% of the membership interests of the management company with exclusive rights to manage the operations of Parma Wellness Center LLC, a recipient of a Tier 1 Cultivator Provisional License in the medical cannabis market in Ohio.

In addition, the Corporation will be acquiring 100% of the membership interests in Greenlight Holdings, LLC which owns the land and building where the 58,000 square foot facility in which the licensed entity operates. The Corporation has agreed to pay a purchase price consisting of cash and an escrow deposit totaling an aggregate value of $17 million.

On September 30, 2020, the Corporation entered an asset purchase agreement with Vireo Health International, Inc. and its affiliated company, Ohio Medical Solutions, LLC, to acquire a 9,000 square foot medical marijuana processor facility that is licensed as part of the Ohio medical cannabis program. The aggregate purchase price for the assets is approximately $1.2 million of cash.

Florida

On December 22, 2020, the Corporation entered into a definitive agreement to acquire Liberty Health Sciences in a stock-for-stock combination. Liberty shareholders will receive 0.03683 Ayr shares for each Liberty share held, equating to approximately 13.1 million new Ayr shares. Total purchase price is equivalent to approximately $290 million based on the closing price of Ayr shares as of December 21, 2020. The assets being acquired from Liberty include a 387‑acre cultivation campus in Gainesville, Florida with over a 300,000 square foot of current production facilities and 29 open retail dispensaries.

New Jersey

On December 22, 2020, the Corporation entered a binding term sheet to acquire Garden State Dispensary (GSD). The total purchase price is approximately, $101 million, consisting of cash, stock, and promissory notes. Earn-outs based on exceeding revenue target thresholds in 2022 will be capped at $97 million and payable in a combination of cash, promissory notes, and exchangeable shares. Pursuant to the agreement, the Corporation will be acquiring one of the 12 existing vertical license holders in New Jersey and one of the state’s original six alternative treatment centers (ATCs). GSD has three open dispensaries as well as 30,000 square feet of cultivation and production facilities in operation. An additional 75,000 square feet is currently under construction.

Arizona

On November 4, 2020, the Corporation entered a binding term sheet to acquire 100% of the membership interests in Blue Camo, LLC, a vertically integrated cannabis business in the state of Arizona (operating under the trade name “Oasis”). Pursuant to the term sheet, the Corporation will be acquiring rights to legally operate three retail dispensaries along with a 10,000 square feet licensed cultivation and processing facility as well as an 80,000 square foot cultivation facility currently under development. The Corporation has agreed to pay upfront consideration of $75 million consisting of cash, debt and Exchangeable Shares. An additional 2 million Exchangeable Shares may be payable upon the achievement of established cultivation targets. Furthermore, additional earn-out consideration in 2021 and 2022 may be paid in Exchangeable Shares, and is contingent on exceeding financial hurdles in each year, calculated based on a set discount of market multiples (including non-IFRS measures) at the time of the earn out. The term sheet is a binding agreement with respect to the terms and conditions and intended to serve as an outline of the proposed principal terms and conditions to be included in the final membership interest purchase agreement documents.

The closing for all acquisitions is subject to, among other things, regulatory approval and due diligence. As of December 31, 2020, the acquisitions have not closed.